                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                          NUMBER  AGGREGATE ORIGINAL  % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
RANGE ($)                OF LOANS PRINCIPAL BALANCE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN    WA COMBLTV GWAC WA FICO
--------                 -------- ------------------ -------------------------- ------------- -------- ---------- ---- -------
25,000.01 - 50,000.00         9    $     440,000.00             0.06            $   48,796.06  7.031      65.00          618
50,000.01 - 75,000.00       169    $  11,002,735.00             1.44            $   65,033.94  7.460      85.68          636
75,000.01 - 100,000.00      270    $  24,146,800.00             3.17            $   89,287.71  7.109      84.13          636
100,000.01 - 125,000.00     413    $  46,404,850.00             6.09            $  112,294.19  6.775      81.91          641
125,000.01 - 150,000.00     427    $  59,010,120.00             7.74            $  138,110.18  6.652      81.99          644
150,000.01 - 175,000.00     310    $  50,195,720.00             6.59            $  161,818.61  6.564      80.75          646
175,000.01 - 200,000.00     316    $  59,364,150.00             7.79            $  187,768.14  6.514      81.22          649
200,000.01 - 225,000.00     258    $  55,057,810.00             7.23            $  213,309.25  6.507      80.85          651
225,000.01 - 250,000.00     208    $  49,443,712.00             6.49            $  237,652.78  6.439      80.14          652
250,000.01 - 275,000.00     190    $  49,780,114.00             6.53            $  261,890.44  6.493      81.12          654
275,000.01 - 300,000.00     168    $  48,373,842.00             6.35            $  287,890.43  6.470      80.53          662
300,000.01 - 333,700.00     181    $  57,320,130.00             7.52            $  316,610.14  6.366      80.05          657
333,700.01 - 350,000.00      69    $  23,597,250.00             3.10            $  341,881.25  6.420      80.06          671
350,000.01 - 600,000.00     497    $ 211,737,237.00            27.79            $  425,941.84  6.386      80.68          667
600,000.01 -1,000,000.00     24    $  16,120,750.00             2.12            $  671,406.05  6.115      77.02          673
                          -----    ----------------           ------            -------------  -----      -----          ---
TOTAL:                    3,509    $ 761,995,220.00           100.00            $  217,064.71  6.509      80.93          656

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                       AGGREGATE        % OF AGGREGATE
                          NUMBER   PRINCIPAL BALANCE   PRINCIPAL BALANCE  AVG CURRENT  WA GROSS
RANGE ($)                OF LOANS  AS OF CUT-OFF DATE AS OF CUT-OFF DATE    BALANCE       CPN   WA COMBLTV GWAC WA FICO
---------                --------- ------------------ ------------------ ------------- -------- ---------- ---- -------
25,000.01 - 50,000.00          9    $     439,164.57          0.06       $   48,796.06  7.031      65.00          618
50,000.01 - 75,000.00        170    $  11,065,735.03          1.45       $   65,092.56  7.464      85.74          636
75,000.01 - 100,000.00       269    $  24,032,682.17          3.16       $   89,340.83  7.106      84.10          636
100,000.01 - 125,000.00      413    $  46,377,500.01          6.09       $  112,294.19  6.775      81.91          641
125,000.01 - 150,000.00      429    $  59,272,923.77          7.78       $  138,165.32  6.656      82.02          644
150,000.01 - 175,000.00      311    $  50,387,206.00          6.62       $  162,016.74  6.558      80.76          647
175,000.01 - 200,000.00      314    $  59,011,330.50          7.75       $  187,934.17  6.513      81.22          649
200,000.01 - 225,000.00      257    $  54,833,871.91          7.20       $  213,361.37  6.508      80.81          651
225,000.01 - 250,000.00      209    $  49,681,208.44          6.52       $  237,709.13  6.435      80.14          652
250,000.01 - 275,000.00      189    $  49,509,753.33          6.50       $  261,956.37  6.498      81.13          654
275,000.01 - 300,000.00      168    $  48,365,592.17          6.35       $  287,890.43  6.470      80.53          662
300,000.01 - 333,700.00      181    $  57,306,434.69          7.52       $  316,610.14  6.366      80.05          657
333,700.01 - 350,000.00       69    $  23,589,806.39          3.10       $  341,881.25  6.420      80.06          671
350,000.01 - 600,000.00      497    $ 211,693,095.84         27.79       $  425,941.84  6.386      80.68          667
600,000.01 -1,000,000.00      24    $  16,113,745.11          2.12       $  671,406.05  6.115      77.02          673
                           -----    ----------------        ------       -------------  -----      -----          ---
TOTAL:                     3,509    $ 761,680,049.93        100.00       $  217,064.71  6.509      80.93          656

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

MORTGAGE           NUMBER      AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
RATES (%)         OF LOANS BALANCE AS OF CUT-OFF DATE BALANCE AS OF CUT-OFF DATE    BALANCE      CPN    WA COMBLTV GWAC WA FICO
---------------   -------- -------------------------- -------------------------- ------------- -------- ---------- ---- -------
Less than 5.000         1     $       208,327.49                 0.03            $  208,327.49 4.990      80.00           676
5.000 - 5.499         128     $    34,089,605.71                 4.48            $  266,325.04 5.289      79.12           674
5.500 - 5.999         778     $   195,297,435.55                25.64            $  251,024.98 5.777      79.28           667
6.000 - 6.499         662     $   147,488,228.23                19.36            $  222,791.89 6.248      80.13           661
6.500 - 6.999       1,008     $   226,670,084.29                29.76            $  224,871.12 6.721      80.54           656
7.000 - 7.499         374     $    68,571,418.45                 9.00            $  183,346.04 7.205      81.96           639
7.500 - 7.999         333     $    59,634,479.46                 7.83            $  179,082.52 7.692      85.04           635
8.000 - 8.499         126     $    17,719,481.52                 2.33            $  140,630.81 8.188      88.07           624
8.500 - 8.999          82     $    10,438,271.91                 1.37            $  127,296.00 8.715      92.53           595
9.000 - 9.499          13     $     1,158,733.17                 0.15            $   89,133.32 9.156      97.10           604
9.500 - 9.999           4     $       403,984.15                 0.05            $  100,996.04 9.833      99.99           597
                    -----     ------------------               ------            ------------- -----      -----           ---
TOTAL:              3,509     $   761,680,049.93               100.00            $  217,064.71 6.509      80.93           656

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

ORIGINAL     NUMBER      AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL    AVG CURRENT  WA GROSS
TERM (MOS)  OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
241 - 360     3,509         $761,680,049.93                 100.00            $217,064.71    6.509     80.93             656
              -----         ---------------                 ------            -----------    -----     -----             ---
TOTAL:        3,509         $761,680,049.93                 100.00            $217,064.71    6.509     80.93             656

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

REMAINING    NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
TERM (MOS)  OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
301 - 360     3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656
              -----         ---------------                 ------            -----------   -----      -----             ---
TOTAL:        3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

MORTGAGE     NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
INSURANCE   OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
YES
NO            3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656
              -----         ---------------                 ------            -----------   -----      -----             ---
TOTAL:        3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

             NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
LIEN        OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
1             3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656
              -----         ---------------                 ------            -----------   -----      -----             ---
TOTAL:        3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

SEASONING    NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
(MOS)       OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
0              135          $ 27,213,381.47                   3.57            $201,580.60   6.965      82.40             651
1            1,541          $325,135,574.04                  42.69            $210,989.99   6.560      81.01             652
2              426          $ 92,567,825.86                  12.15            $217,295.37   6.104      80.32             657
3              614          $146,460,837.27                  19.23            $238,535.57   6.427      80.47             658
4               93          $ 21,469,076.90                   2.82            $230,850.29   6.535      80.65             657
5              638          $134,451,703.62                  17.65            $210,739.35   6.628      81.36             663
6               33          $  7,242,280.42                   0.95            $219,463.04   6.711      82.36             651
7               26          $  6,659,289.97                   0.87            $256,126.54   6.878      79.80             658
8                2          $    230,650.00                   0.03            $115,325.00   7.933      95.00             719
9                1          $    249,430.38                   0.03            $249,430.38   5.625      79.99             641
             -----          ---------------                 ------            -----------   -----      -----             ---
TOTAL:       3,509          $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

COMBINED         NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
LTVS            OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
--------------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
0.01 - 25.00         2         $    109,606.34                   0.01             $ 54,803.17   6.818      16.49             597
25.01 - 30.00        3         $    321,834.39                   0.04             $107,278.13   6.543      29.60             622
30.01 - 35.00        2         $    174,846.32                   0.02             $ 87,423.16   6.650      33.46             598
35.01 - 40.00        4         $    761,763.40                   0.10             $190,440.85   6.643      39.09             628
40.01 - 45.00        6         $  1,011,803.71                   0.13             $168,633.95   7.012      42.65             622
45.01 - 50.00       13         $  2,274,452.94                   0.30             $174,957.92   6.682      47.74             574
50.01 - 55.00       16         $  3,177,210.48                   0.42             $198,575.66   6.590      52.67             618
55.01 - 60.00       24         $  3,938,785.10                   0.52             $164,116.05   6.942      58.46             620
60.01 - 65.00       28         $  5,913,366.52                   0.78             $211,191.66   6.526      63.08             599
65.01 - 70.00       64         $ 16,903,591.60                   2.22             $264,118.62   6.449      68.86             630
70.01 - 75.00      120         $ 31,481,236.59                   4.13             $262,343.64   6.514      74.40             636
75.01 - 80.00    2,470         $557,933,738.83                  73.25             $225,884.10   6.326      79.91             664
80.01 - 85.00      141         $ 32,165,764.29                   4.22             $228,125.99   7.019      84.27             623
85.01 - 90.00      275         $ 52,451,928.91                   6.89             $190,734.29   7.218      89.74             641
90.01 - 95.00      120         $ 24,670,553.60                   3.24             $205,587.95   6.872      94.45             644
95.01 - 100.00     221         $ 28,389,566.91                   3.73             $128,459.58   7.832      99.90             642
--------------  --------       ---------------                 ------             -----------   -----      -----             ---
TOTAL:           3,509         $761,680,049.93                 100.00             $217,064.71   6.509      80.93             656

OWNER OCCUPANCY OF MORTGAGE LOANS

OWNER        NUMBER OF      AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
OCCUPANCY      LOANS    BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
-----------  ---------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
OWNER          3,347          $731,339,145.43                  96.02            $218,505.87   6.480      80.83             655
INVESTMENT       144          $ 26,527,996.59                   3.48            $184,222.20   7.184      83.42             679
SECOND HOME       18          $  3,812,907.91                   0.50            $211,828.22   7.335      81.77             680
               -----          ---------------                 ------            -----------   -----      -----             ---
TOTAL:         3,509          $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

PROPERTY TYPE OF MORTGAGE LOANS

PROPERTY            NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS     WA
TYPES              OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     COMBLTV  GWAC  WA FICO
-----------------  --------  --------------------------  --------------------------  -----------  --------  -------  ----  -------
SINGLE FAMILY        2,910         $617,177,255.64                  81.03            $212,088.40   6.525     81.21           654
CONDO 1-4 STORIES      267         $ 57,756,782.10                   7.58            $216,317.54   6.459     80.26           661
PUD                    220         $ 55,458,599.73                   7.28            $252,084.54   6.339     79.06           654
2-4 FAMILY             112         $ 31,287,412.46                   4.11            $279,351.90   6.585     79.95           681
                     -----         ---------------                 ------            -----------   -----     -----           ---
TOTAL:               3,509         $761,680,049.93                 100.00            $217,064.71   6.509     80.93           656

LOAN PURPOSE OF MORTGAGE LOANS

LOAN             NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
PURPOSE         OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
--------------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
CASH OUT           995         $217,857,365.26                  28.60             $218,952.13   6.600      80.55             632
PURCHASE         2,405         $524,042,387.52                  68.80             $217,897.04   6.459      81.06             667
RATE/TERM REFI     109         $ 19,780,297.15                   2.60             $181,470.62   6.847      81.50             625
                 -----         ---------------                 ------             -----------   -----      -----             ---
TOTAL:           3,509         $761,680,049.93                 100.00             $217,064.71   6.509      80.93             656

DOCUMENT TYPE OF MORTGAGE LOANS

                                      AGGREGATE
                         NUMBER   PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL    AVG CURRENT  WA GROSS
DOCUMENT TYPE           OF LOANS  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE     BALANCE      CPN    WA COMBLTV  GWAC  WA FICO
----------------------  --------  ------------------  --------------------------  -----------  --------  ----------  ----  -------
FULL                      2,238    $436,771,154.85              57.34             $195,161.37   6.400       81.60            641
NO INCOME VERIFICATION      816    $208,873,452.96              27.42             $255,972.37   6.824       79.32            693
FULL-BANK STATEMENTS        397    $100,754,384.99              13.23             $253,789.38   6.377       81.40            642
LIMITED INCOME               58    $ 15,281,057.13               2.01             $263,466.50   6.187       80.62            665
                          -----    ---------------             ------             -----------   -----       -----            ---
TOTAL:                    3,509    $761,680,049.93             100.00             $217,064.71   6.509       80.93            656

PRODUCT TYPE OF MORTGAGE LOANS

                                    AGGREGATE
                       NUMBER   PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL    AVG CURRENT  WA GROSS
PRODUCT TYPE          OF LOANS  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE     BALANCE      CPN    WA COMBLTV  GWAC  WA FICO
--------------------  --------  ------------------  --------------------------  -----------  --------  ----------  ----  -------
2/28 ARM 60 MONTH IO   2,160     $523,966,480.65                68.79           $242,577.07   6.488       80.62            657
2/28 ARM                 652     $ 99,265,307.38                13.03           $152,247.40   6.862       82.87            644
3/27 ARM 60 MONTH IO     331     $ 63,757,095.82                 8.37           $192,619.62   6.311       81.62            657
5/25 ARM 60 MONTH IO     205     $ 46,719,381.33                 6.13           $227,899.42   6.336       79.78            664
3/27 ARM                 103     $ 17,348,734.09                 2.28           $168,434.31   6.492       80.93            640
5/25 ARM                  58     $ 10,623,050.66                 1.39           $183,156.05   6.238       78.72            660
                       -----     ---------------               ------           -----------   -----       -----            ---
TOTAL:                 3,509     $761,680,049.93               100.00           $217,064.71   6.509       80.93            656

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

             NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
STATE       OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
CALIFORNIA    1,504         $453,474,169.77                  59.54            $301,512.08   6.390      79.41             665
WASHINGTON      348         $ 66,536,712.73                   8.74            $191,197.45   6.400      81.54             649
COLORADO        301         $ 52,044,074.52                   6.83            $172,903.90   6.250      80.59             645
OTHER         1,356         $189,625,092.91                  24.90            $139,841.51   6.905      84.43             640
              -----         ---------------                 ------            -----------   -----      -----             ---
TOTAL:        3,509         $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656

PREPAY PENALTY FOR MORTGAGE LOANS

                     NUMBER        AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS    WA
PREPAY PENALTY      OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     COMBLTV  GWAC  WA FICO
------------------  --------  --------------------------  --------------------------  -----------  --------  -------  ----  -------
HAS PREPAY PENALTY   3,204          $708,319,378.17                  92.99            $221,073.46   6.472     80.80            656
NONE                   305          $ 53,360,671.76                   7.01            $174,953.02   7.004     82.60            646
                     -----          ---------------                 ------            -----------   -----     -----            ---
TOTAL:               3,509          $761,680,049.93                 100.00            $217,064.71   6.509     80.93            656

PREPAY TERM FOR MORTGAGE LOANS

                    NUMBER       AGGREGATE PRINCIPAL      % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS    WA
PREPAY TERM        OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     COMBLTV  GWAC  WA FICO
-----------------  --------  --------------------------  --------------------------  -----------  --------  -------  ----  -------
12                     157         $ 44,211,084.74                   5.80            $281,599.27   6.482     79.92           660
24                   2,224         $501,600,984.89                  65.85            $225,540.01   6.500     80.65           657
30                     768         $149,638,303.20                  19.65            $194,841.54   6.389     81.64           653
36                      55         $ 12,869,005.34                   1.69            $233,981.92   6.302     80.01           665
NO PREPAY PENALTY      305         $ 53,360,671.76                   7.01            $174,953.02   7.004     82.60           646
                     -----         ---------------                 ------            -----------   -----     -----           ---
TOTAL:               3,509         $761,680,049.93                 100.00            $217,064.71   6.509     80.93           656

FICO SCORES OF MORTGAGE LOANS

FICO         NUMBER        AGGREGATE PRINCIPAL     % OF AGGREGATE PRINCIPAL   AVG CURRENT  WA GROSS
SCORES      OF LOANS  BALANCE AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE    BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
----------  --------  --------------------------  --------------------------  -----------  --------  ----------  ----  -------
520 TO 539       5          $  1,049,003.94                   0.14            $209,800.79   7.129      73.58             529
540 TO 559      83          $ 15,052,924.97                   1.98            $181,360.54   7.555      74.14             549
560 TO 579     123          $ 23,721,398.51                   3.11            $192,856.90   7.379      78.39             569
580 TO 599     243          $ 42,863,529.75                   5.63            $176,393.13   7.069      80.54             589
600 TO 619     583          $112,179,792.13                  14.73            $192,418.17   6.517      81.90             609
620 TO 639     484          $101,122,653.01                  13.28            $208,931.10   6.389      81.77             629
640 TO 659     607          $132,393,921.47                  17.38            $218,111.90   6.477      81.42             649
660 TO 679     476          $106,657,883.51                  14.00            $224,071.18   6.443      80.90             669
680 TO 699     322          $ 75,169,323.00                   9.87            $233,445.10   6.382      80.57             689
700 TO 719     247          $ 65,582,260.67                   8.61            $265,515.23   6.323      80.61             709
720 TO 739     137          $ 34,301,722.08                   4.50            $250,377.53   6.349      80.63             729
740 TO 759      95          $ 23,334,393.16                   3.06            $245,625.19   6.300      80.23             749
760 TO 779      60          $ 17,613,973.26                   2.31            $293,566.22   6.325      81.12             767
780 TO 799      34          $  8,368,002.99                   1.10            $246,117.74   6.221      81.79             788
800 TO 819      10          $  2,269,267.48                   0.30            $226,926.75   6.292      78.66             806
             -----          ---------------                 ------            -----------   -----      -----             ---
TOTAL:       3,509          $761,680,049.93                 100.00            $217,064.71   6.509      80.93             656